EXHIBIT 10.48



                                 LEASE AGREEMENT

                                     BETWEEN

                     CORPOREX KEY LIMITED PARTNERSHIP NO. 8

                                    LANDLORD

                                       AND

                          CROSS COUNTRY SEMINARS, INC.

                                     TENANT

                                TABLE OF CONTENTS

1.       PREMISES
2.       NON-EXCLUSIVE PARKING
3.       TERM
4.       CONDITION OF AND IMPROVEMENTS TO LEASED PREMISES
5.       OCCUPANCY PRIOR TO TERM
6.       CONTINUANCE OF OCCUPANCY
7.       SECURITY DEPOSIT
8.       BASE RENT
9.       ESCALATION OF BASE RENT
10       AITIONAL RENT
11.      MAINTENANCE OF COMMON AREAS; UTILITIES
12.      TAXES AND ASSESSMENTS
13.      INSURANCE
14.      FIRE OR OTHER CASUALTY
15.      USE OF LEASED PREMISES
16.      REPAIRS
17.      ALTERATIONS
18.      FIXTURES AND UNAUTHORIZED USE OF PREMISES
19.      WINDOW COVERINGS AND SIGNAGE
20.      INTERRUPTION OF SERVICE
21.      INDEMNIFICATION
22.      WARRANTY OF QUIET ENJOYMENT
23.      ASSIGNMENT AND SUBLETTING
24.      EMINENT DOMAIN
25.      NOTICES
26.      REDELIVERY OF PREMISES
27.      DEFAULT; REMEDIES UPON DEFAULT
28.      HOLDING OVER
29.      RIGHTS RESERVED BY LANDLORD
30.      BROKER'S COMMISSION
31.      ESTOPPEL CERTIFICATE
32.      LANDLORD'S LIABILITY
33.      INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS
34.      WAIVERS
35.      SEVERABILITY
36.      RECORDING
37.      CUMULATIVE REMEDIES
38.      INTEREST ON PAST DUE OBLIGATIONS
39.      BINDING EFFECT
40.      SUBORDINATION

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TABLE OF CONTENTS PAGE TWO

41.       AUTHORITY
42.       CONFLICT
43.       GOVERNING LAW; FORUM
44.       MECHANIC'S LIEN
45.       FINANCIAL STATEMENTS
46.       JOINT VENTURE
47.       HAZARDOUS SUBSTANCES
48.       ADDITIONAL EXHIBITS

                                    EXHIBITS
                                    --------

A.        LEASED PREMISES
B.         DEVELOPED PARCEL
C.         ALTERATIONS AND IMPROVEMENTS
D.         SCHEDULE OF RENT
E.         NOT APPLICABLE
F.         RULES AND REGULATIONS
G.        GUARANTY OF LEASE

                                 LEASE AGREEMENT
                             CORPOREX BUSINESS PARK
                              NASHVILLE, TENNESSEE

THIS LEASE AGREEMENT, hereinafter known as the "Lease," entered into effect this 28th day of August, 2003, at Corporex Business Park, Nashville Tennessee between CORPOREX KEY LIMITED PARTNERSHIP NO. 8, a Kentucky Limited Partnership, which has a place of business at 100 E. RiverCenter Boulevard, Suite 1100 Covington, Kentucky 41011-1602, hereinafter known as "Landlord," and Cross Country Seminars, Inc., a Delaware corporation, whose principal place of business is 1645 Murfreesboro Road, Suite J, Nashville, Tennessee 37217 hereinafter known as "Tenant."

                                   WITNESSETH:

In consideration of the rent hereafter reserved and the covenants herein contained, each party to this Lease hereby agrees:

(1)  PREMISES:
     ---------

         Landlord does hereby lease and demise to the Tenant and Tenant does hereby take and rent from Landlord, the following Leased Premises:

         Approximately Nine Thousand Seventy (9,070) square feet of the first floor of Corporex Business Park, Building "A," located at 1645 Murfreesboro Road, Suite J, Nashville, Tennessee 37217. That portion which is leased to Tenant is designated in red on the floor plan attached as Exhibit "A" and is hereinafter known as the "Leased Premises." The entire building, of which the Leased Premises form a part, is hereinafter known as the "Building." The Building, and other buildings which comprise Corporex Business Park, are situated upon a tract of land hereinafter known as the "Developed Parcel," which is more particularly described in Exhibit "B."

(2)      NON-EXCLUSIVE PARKING:
         ----------------------

         Landlord hereby grants to Tenant the right to use the off street parking located on the Developed Parcel surrounding the Building in a manner conducive to good business practice whereby Tenant uses parking spaces at no charge on a non-exclusive basis in common with other tenants of the Building. Such parking, in conjunction with the visitors parking area, shall be for the use of the Tenant's officers, agents, employees, and visitors on a non-reserved basis. Tenant's use of parking for employees and guests shall not exceed four (4) parking spaces per 1,000 square feet of rented area. Landlord reserves the right, however, to designate, for the specific account of Tenant, specific parking areas or spaces within the Developed Parcel.

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         If the Landlord designates a portion of the parking area for employee parking, employees of the Tenant shall use that portion of the parking area, thereby leaving the remaining parking spaces in the parking area open for visitor in and out traffic.

(3)      TERM:
         -----

         The term of this Lease shall be for Forty-Eight (48) months beginning September 1, 2003, and ending on August 31, 2007, subject however to the terms of Paragraph (4) and further subject to any of the conditions or covenants of this Lease or pursuant to law.

(4)      CONDITIONS OF AND IMPROVEMENTS TO LEASED PREMISES:
         --------------------------------------------------

         Immediately upon execution of this Lease, Landlord shall commence any alterations or improvements to the Leased Premises indicated on Exhibit "C." Landlord shall proceed diligently with said work and use its best efforts to complete same by September 1, 2003, if this Lease is fully executed by August 16, 2003; but, if the alterations or improvements are not substantially completed or the Leased Premises be not available for occupancy by said date, Tenant shall have no claim against Landlord due to such delay, excepting only that the term of this Lease shall not commence until the Leased Premises are deemed to be available to Tenant, and the term shall expire forty eight months thereafter. The Leased Premises shall be deemed to be available to Tenant at the earlier of the time when: Tenant accepts premises "As Is."

         (a) the alterations or improvements to be made by Landlord are substantially completed (notwithstanding the necessity of punch list or minor repairs and adjustments still to be made by the Landlord or notwithstanding the Tenant has not completed installation and/or connection of its fixtures and/or equipment); or,

         (b)      the Tenant actually occupies the Leased Premises.

         Immediately after the actual commencement date of this Lease has been determined, if at variance with Paragraph (3), Landlord and Tenant shall execute a written instrument fixing the commencement and termination dates of this Lease.

         Tenants taking possession shall be conclusive evidence that Leased Premises were then in good order and satisfactory condition, except for the completion of punch list items, if any.

         Notwithstanding anything else to the contrary in this Paragraph (4), if Landlord is not able to complete alterations or improvements to the Leased Premises due to delays caused by Tenant, its employees, agents or contractors, the term of this Lease shall not be delayed, but shall commence according to Paragraph (3).

(5)      OCCUPANCY PRIOR TO TERM
         -----------------------

         If permitted by law, landlord may allow Tenant to occupy the Leased Premises prior to the commencement of the term stated in Paragraph 3. If Tenant occupies the Leased Premises on a day other than the first day of the month, the Monthly Base Rent provided for in Paragraph 8 and the Additional Rent provided for in Paragraph 10 shall be adjusted and prorated so the Tenant shall only pay rent for the actual number of days in the month. Tenant shall also comply with all other terms and provisions of this Lease in the same manner as if the term had, in fact commenced.

(6)      CONTINUANCE OF OCCUPANCY:
         -------------------------

         It is further agreed by Landlord and Tenant that Tenant shall physically occupy the Leased Premises during the entire original term and renewal term, if any, inasmuch as Tenant's continued occupancy of the Leased Premises and the regular conduct of its business therein are of utmost importance to the Landlord in the renewal of other leases in the Building, in the renting of vacant space to other tenants and in the maintenance of the character and quality of the Building. Thus should Tenant move out of the Leased Premises prior to its lease expiration without the consent of Landlord, the Tenant shall have breached its lease obligation herein and in such case Landlord may exercise any and all remedies for default provided by this Lease or by law.

(7)      SECURITY DEPOSIT:
         -----------------

         Tenant shall deposit with Landlord upon execution hereof the sum of three thousand two hundred twenty six and 44/100 Dollars ($3,226.44), which has been previously deposited with Landlord and will be transferred to this Lease, as security for Tenant's faithful performance of Tenant's obligations hereunder. If Tenant fails to pay rent or other charges due hereunder, or otherwise defaults with respect to any provision of this Lease, Landlord may use, apply or retain all or any portion of said deposit for the payment of any rent or other charge in default or for the payment of any other sum to which Landlord may become obligated by reason of Tenant's default, or to compensate Landlord for any loss or damage which Landlord may suffer thereby. If Landlord so uses or applies all or any portion of said deposit, Tenant shall within ten (10) days after written demand therefor deposit cash with Landlord in an amount sufficient to restore said deposit to the full amount previously stated. Said Security Deposit shall not earn interest thereon for the benefit of Tenant. No trust relationship is created herein between Landlord and Tenant with respect to said Security Deposit.

         In the event that Tenant performs all of its obligations hereunder, said Security Deposit (or so much thereof as has not been used up and applied by Landlord as provided above) shall be returned to Tenant after the termination of this Lease, and after an inspection by Landlord establishing that Tenant vacated the Leased

         Premises in substantially the same condition in which it was received by Tenant, ordinary wear and tear excepted. The Security Deposit, which is returned to Tenant, may, at Landlord's option, be returned to the last assignee, if any, of Tenant's interest hereunder.

(8)      BASE RENT:
         ----------

         (a) As annual base rent for the use and occupancy of the Leased Premises during the initial term, Tenant shall pay to Landlord rent pursuant to the schedule attached as Exhibit "D."

         The annual base rent is to be payable in equal monthly installments, ("monthly base rent") in advance on the first day of each and every month during the initial or extended term of this Lease, except that Tenant shall pay the first installment of monthly base rent upon the execution of this Lease.

         (b) Tenant agrees to pay as supplemental base rent for the use of said Leased Premises an amount equal to ten percent (10%) of any monthly base rent payment which is not received by Landlord within five (5) days of the date said monthly base rent is due. Said supplemental base rent shall be in addition to any other amounts due under this Lease.

         (c) If this Lease commences on a day other than the first day of the month, the first and last monthly installments of rent provided for in Paragraph (8)(a) shall be adjusted and prorated so that Tenant shall only pay rent for the actual number of days in the first and last months of said term; but for all other months, Tenant shall pay the full monthly installment on the first day of each and every month.

         (d) Rent shall be mailed by Tenant to Landlord at Landlord's principal place of business or at such other place as Landlord may designate in writing. Rent shall be payable promptly without deduction or set off or prior demand thereof by Landlord. All payments shall be in U.S. dollars, in cash or by check, all checks subject to collection.

(9)      ESCALATION OF BASE RENT:
         ------------------------

         (a) At the beginning of and for each Lease Year, as hereinafter defined, commencing with the first month of the second Lease Year, the annual base rent (and the corresponding monthly base rent as defined in Paragraph (8)(a) and set forth in Exhibit "D") shall be adjusted.

         (b) As used herein, the term "Lease Year" means the one year period of time commencing on the first day of the term of this Lease, and each subsequent anniversary of the first day of the term of this Lease, and terminating at midnight of the day preceding the next following anniversary of the first day of the term of this Lease; provided, however, that a different Lease Year may be defined in Exhibit "D."

(10)     ADDITIONAL RENT:
         ----------------

         In addition to the amounts imposed in Paragraphs (8) and (9), Tenant agrees to pay as additional rent for each month during the term of this Lease, the amounts required by Paragraphs (11), (12) and (13).

(11)     MAINTENANCE OF COMMON AREAS; UTILITIES:
         ---------------------------------------

         (a) Landlord shall arrange to keep the exterior parking lot, driveways, and sidewalks in good condition and repair, clean and free from snow, ice, rubbish and other obstructions; provide water and arrange for trash removal; arrange periodically for grass cutting, landscaping and yard maintenance; and arrange for illumination of the parking lot, grounds, and common exterior Building signs serving the Developed Parcel. Landlord shall also pay property management fees, licenses, permits, inspection fees, and the cost of all labor, contracted labor, materials and other services paid or incurred by Landlord in the operation and maintenance of the Building and Developed Parcel.

         (b) For each calendar year Tenant shall reimburse Landlord for 9.07%, nine and seven one hundredths percent (hereafter, its "Pro Rata Share") of the cost of the services enumerated in Paragraph (11)(a). In the event Tenant has advanced to Landlord sums in excess of Tenant's Pro Rata Share, Landlord shall rebate Tenant for the difference.

         In the event Tenant has advanced to Landlord less than Tenant's Pro Rata Share, Tenant shall pay to Landlord, upon receipt of an invoice, the difference between the Tenant's advances for the calendar year and the amount of Tenant's Pro Rata Share.

         (c) Tenant shall pay for all utilities consumed in the Leased Premises. Landlord, at Tenant's expense, shall install separate meters for natural gas (if available) and electricity. Notwithstanding Subparagraph (11)(a), Landlord reserves the right to install a water meter, at Tenant's expense, for the purpose of separately charging Tenant for water used in the Leased Premises.

(12)     TAXES AND ASSESSMENTS:
         ----------------------

         For each calendar year, Tenant shall reimburse Landlord for its Pro Rata Share of all real estate taxes and assessments levied or charged against the Building and the Developed Parcel, in the event Tenant has advanced to Landlord sums in excess of Tenant's Pro Rata Share, Landlord shall rebate Tenant for the difference. In the event Tenant has advanced to Landlord less than Tenant's Pro Rata Share, Tenant shall pay to Landlord, upon receipt of an invoice, the difference between the Tenant's advances for the calendar year and the amount of Tenant's Pro Rata Share.

         All personal property taxes charged or levied against Tenant's furniture, fixtures and equipment in the Leased Premises shall be paid by Tenant.

(13)     INSURANCE:
         ----------

         (a) Landlord shall keep the Building insured against loss by fire or other casualty with extended coverage in an amount determined by the Landlord, and said policies shall include a standard waiver of subrogation clause against Tenant.

         In the event the cost of premiums on Landlord's fire and extended insurance increases due to the hazardous nature of the use and occupancy by Tenant of the Leased Premises, then the entire increase in insurance cost shall be paid by Tenant in a lump sum upon receipt of invoice from the Landlord.

         (b) Landlord shall at all times maintain public liability insurance for the common areas and the exterior of the Building as well as the sidewalks and the parking lot of the Developed Parcel.

         (c) For each calendar year, Tenant shall reimburse Landlord for its Pro Rata Share of Landlord's insurance premiums, in the event Tenant has advanced to Landlord sums in excess of Tenant's Pro Rata Share, Landlord shall rebate Tenant for the difference.

         In the event Tenant has advanced to Landlord less than Tenant's Pro Rata Share, Tenant shall pay to Landlord, upon receipt of an invoice, the difference between the Tenant's advances for the calendar year and the amount of Tenant's Pro Rata Share.

         (d) The Tenant covenants and agrees that it will, at all times during the term hereof, at its own expense, carry and keep in full force and effect in companies satisfactory to Landlord, public liability insurance in form satisfactory to Landlord, with limits of (a) at least ONE MILLION DOLLARS ($1,000,000.00) for injury, including death, to any one person, and (b) at least ONE MILLION DOLLARS ($1,000,000.00) for injury, including death in any one casualty, and (c) at least ONE MILLION DOLLARS ($ 1,000,000.00) for property damage coverage. Landlord may increase the above limits to such greater amounts of insurance coverage as Landlord may from time to time reasonably require. Tenant shall also, at its own expense, carry plate glass insurance on the Leased Premises. All such policies shall name the Landlord and the Tenant as parties insured, and shall contain a provision that the same may not be canceled or changed without giving to the Landlord at least thirty (30) days written notice prior to expiration or cancellation of any such policy. Tenant shall furnish to Landlord a certified copy of each policy.

         (e) All property in the Leased Premises, in the Building or on the Developed Parcel, belonging to Tenant, its agents, employees or invitees or to any other person, shall be there at the risk of Tenant or such other person only, and Landlord shall not be liable for damage thereto or theft, misappropriation, or loss thereof.

         In furtherance of this provision, Tenant shall at all times and at its expense maintain insurance against loss by fire or other casualty with extended coverage on its furniture, fixtures, inventory, equipment, supplies and personal property, in an amount determined by Tenant; said policies shall include a standard waiver of subrogation clause against Landlord.

         (f) Landlord, its agents and employees shall not be liable for injury to person or damage to property sustained by Tenant, by any occupant of the Leased Premises, the Building or the Developed Parcel, or by any other person, occurring or resulting directly or indirectly from any existing or future condition, defect, matter, or thing in the Leased Premises, in the Building or on the Developed Parcel or from equipment or appurtenances therein or from accident or from any occurrence, act, or from negligence or omission of any Tenant, occupant: or any other person; but nothing in this Subparagraph (f) shall be deemed to relieve Landlord from liability for damages for bodily injuries to any person caused by or resulting from the negligence of Landlord, its agents or employees.

(14)     FIRE OR OTHER CASUALTY:
         -----------------------

         Should the Leased Premises be damaged or destroyed by any cause and such damage or destruction be of such a nature that it may be repaired or restored within a period of one hundred twenty (120) days after the occurrence, then this Lease shall not terminate, but it shall be the obligation of Landlord to repair or restore the Leased Premises as nearly as possible to its condition prior to such damage or destruction, and the Landlord shall proceed promptly to make such repairs or restoration; provided, however, that such repairs or restoration can be made by Landlord for an amount not in excess of the amount recovered by Landlord on the fire and extended insurance. There shall be an equitable abatement of rent during the period that the Leased Premises may be wholly or partially unavailable for use by Tenant for the operation of its business.

         Should the damage or destruction be of a character that will not permit repair or restoration of the Leased Premises within the one hundred twenty (120) days after the occurrence thereof, or if the cost of such repair or restoration exceeds Landlord's insurance recovery, either Landlord or Tenant shall have the privilege of canceling the unexpired term of this Lease upon giving written notice to the other within forty five (45) days after such destruction.

(15)     USE OF LEASED PREMISES:
         -----------------------

(a) Tenant shall use and occupy the Leased Premises for offices use and for no other purpose except Cross Country Seminar, Inc.'s business use.

(b) The Leased Premises, in its state existing on the date that the Lease term commences, but without regard to the use of which Tenant will use the Leased Premises, do not violate any covenant or restrictions of record,, or any applicable building code, regulation or ordinance in effect on such Lease term commencement date.

(c)      The Tenant hereby covenants and agrees as follows:

         (i) To comply with all Federal, State, County and City laws, ordinances, rules and regulations affecting the use or occupancy of the Leased Premises by Tenant or the business at any time transacted by the Tenant;

         (ii) Not to use the Leased Premises for any disorderly or unlawful purpose or use inconsistent with applicable zoning;

         (iii) To obtain from appropriate governmental agencies at the Tenant's expense any and all permits, licenses, and the like, required to permit Tenant to occupy the Leased Premises and to be at all times in compliance with such permits, licenses, and the like, and all applicable governmental ordinances and regulations;

         (iv) To keep the Leased Premises clean and free from rubbish and to keep the windows and signs neat, clean, and in good order, all at Tenant's sole expense; or Landlord at its sole discretion shall have the right to perform these maintenance items and Tenant agrees to reimburse Landlord for its costs;

         (v) Not to store any material, trash or refuse of any nature whatever within the Leased Premises or on the exterior of the Leased Premises or Developed Parcel nor to erect any screen or fence without the prior written consent of Landlord;

         (vi) To refrain from keeping gasoline, other inflammable material, any explosives or any other hazardous substance within the Leased Premises or on the Developed Parcel, or from doing any act or thing which may make void or voidable the Landlord's insurance against fire, and to conform to all rules or regulations from time to time established by the appropriate insurance rating organization;

         (vii) To comply with all the Rules and Regulations which have been adopted by Landlord, attached as Exhibit "F," (or which may be hereafter adopted by Landlord) for the protection and welfare of the Building, the Developed Parcel and other tenants.

(16)     REPAIRS:
         --------

(a)      Tenant Repairs
         --------------

         Tenant agrees that during the full term of this Lease or any renewal thereof, it will, at its own expense, keep the interior of the Leased Premises in good condition and shall not let the Leased Premises and equipment, fall out of repair, and that it will maintain the Leased Premises and equipment, and make repairs promptly as they become necessary. At commencement of this Lease, Landlord shall supply the Leased Premises with the required lamps, bulbs, ballasts, and starters, but replacements thereof shall be at Tenant's expense.

         Interior maintenance shall be deemed to include, but shall not be limited to, repairs or replacements required for windows, doors, floors, interior walls, ceilings, painting and decorating, and repairs to heating, air conditioning, plumbing and electrical fixtures, and equipment. Tenant shall change the filters in the ventilation system on regular intervals. Notwithstanding, the provisions of this Subparagraph(16)(a), Tenant shall not be obliged to make such repairs as are necessitated by fire or other perils provided for by extended coverage clauses (whether or not caused by the active or passive negligence of the Tenant) for which damage or loss insurance is carried by the Landlord.

         Tenant accepts all equipment "as is". Tenant shall at all times after commencement of Tenant's business operations at the Demised Premises maintain, at Tenant's sole cost and expense, a service contract with a reputable heating, ventilating and air conditioning service and repair firm for the provision of such service and repairs to the Demised Premises, which shall provide that such contract may not be canceled, materially changed or not renewed without at least thirty (30) days advance written notice to Landlord at the address in the manner set forth in Section 25 of the Prime Lease. A copy of such contract shall be deposited promptly upon commencement of Tenant's obligation to procure same, and a copy of each replacement thereof shall be deposited with Landlord promptly upon Tenant's execution of same.

(b)      Landlord Repairs
         ----------------

         Landlord agrees that during the full term of this Lease, it will, at its own expense, keep the exterior structural parts and roof of the Building in good condition and repair and that it will make such repairs promptly as they become necessary. Exterior repairs shall be deemed to include exterior walls, roof, gutters, downspouts, and plumbing outside the Building. Landlord shall make such interior repairs and replacements as are necessitated by fire or perils provided for by extended coverage clauses (whether or not caused by the active or passive negligence of the Tenant) for which damage or loss insurance is carried by the Landlord and for which insurance proceeds are recovered, including interior decorating caused by such fire or other perils.

         It is the intent of Landlord to stop the water infiltration into existing space and Landlord will complete such work by no later than September 15, 2003. This work will include sealing the building face below grade in the planter bed with an applied waterproofing. The two masonry cracks will be cleaned and caulked and the window units at the rear of the building will be caulked and sealed. In the event the repairs do not stop the infiltration of water by December 31, 2003, to the reasonable satisfaction of an engineer, whom Landlord and Tenant will select as a condition of this Lease, then Tenant shall have the one time right to terminate this lease, with ninety (90) days advance written notice. This termination right shall expire on December 31, 2003.

(17)     ALTERATIONS:
         ------------

         No alterations, modifications, additions or installations to the Leased Premises shall be made unless the Landlord shall first have given written approval of the plans and specifications thereof, and shall have been protected, to the Landlord's satisfaction, against any cost or damage incident thereto. Prior to any approved construction, Tenant shall first have secured all necessary building and other permits. Tenant agrees to make such alterations, modifications, additions or installations to the Leased Premises as may be required by building, OSHA, or other applicable regulations or local codes in the jurisdiction in which the Leased Premises are located. All such alterations, modifications, additions, or installations, when made, shall become, unless the Landlord elects otherwise as provided in Paragraph (16) hereof, the property of the Landlord and shall remain upon and be surrendered with said Leased Premises as a part thereof at the end of the term of this Lease.

(18)     FIXTURES AND UNAUTHORIZED USE OF PREMISES:
         ------------------------------------------

         Tenant shall not without Landlord's prior written consent attach any fixtures in or to the Leased Premises or change, alter, or make additions to the Leased Premises nor permit any annoying sound device, install any additional locks, overload any floor, or deface the Leased Premises. Any attached fixtures or any alterations, additions, or improvements made or attached by Tenant shall on the expiration or termination of this Lease, if requested by Landlord, be promptly removed at Tenant's expense, and the Leased Premises restored by Tenant at its expense to its original condition, ordinary wear and tear excepted. Any such fixture, alteration, addition and/or improvement not requested to be moved shall remain on the Leased Premises and shall become and remain the property of Landlord. All Tenant's fixtures, installations, and personal property not removed from the Leased Premises upon expiration or termination and not required by Landlord to have been removed as provided in this Paragraph shall be conclusively presumed to have been abandoned by Tenant, and title thereto shall pass to Landlord under this Lease as by a bill of sale.

(19)     WINDOW COVERINGS AND SIGNAGE:
         -----------------------------

         Tenant shall, at its own expense but subject to Landlord's prior written approval, provide mini blinds on all windows in Tenant's office area.

         Landlord shall, at Tenant's expense, install signage identifying Tenant's occupancy. Signage shall meet Landlord's standard specification for Tenant signage, in order to provide harmony of the Building as to the exterior and interior appearances and also for safety and fire hazard purposes.

         Tenant shall not install signs in the windows of the Leased Premises or on any other part of the Building or Developed Parcel without first securing Landlord's written consent. Any such signage permitted shall meet Landlord's standard specification for Tenant signage. Any signs installed by Tenant with Landlord's permission shall be removed by Tenant at the expiration of this Lease, at its expense, and the Leased Premises shall be restored by Tenant.

(20)     INTERRUPTION OF SERVICE:
         ------------------------

         Landlord does not warrant that any services to be provided by Landlord will be free from interruption due to causes beyond Landlord's reasonable control. Temporary interruption of services or unavoidable delay in the making of repairs shall not be deemed an eviction or disturbance of Tenant's use and possession nor render Landlord liable to Tenant for damage by abatement of rent or otherwise nor relieve Tenant from performance of its obligations under this Lease.

(21)     INDEMNIFICATION:
         ----------------

         Tenant shall pay all loss or damage occasioned by or growing out of the use and occupancy of the Leased Premises by Tenant, its agents, and employees, and Tenant will indemnify, protect, and save Landlord harmless from and against any loss or liability thereby or therefore and from and against any expense, cost, and attorney fees incurred in connection with any such claim.

(22)     WARRANTY OF QUIET ENJOYMENT:
         ----------------------------

         Tenant, upon paying the rents and keeping and performing the covenants of this Lease to be performed by Tenant, shall peacefully and quietly hold, occupy, and enjoy said Leased Premises during said term or any renewal thereof.

(23)     ASSIGNMENT AND SUBLETTING:
         --------------------------

         Tenant shall not assign, mortgage or encumber this Lease nor sublet or permit the Leased Premises or any part thereof to be used by others, without the prior written consent of Landlord in each instance. The consent by Landlord to an assignment or subletting shall not be construed to relieve Tenant from obtaining the consent of the Landlord to any further assignment or subletting. The consent by Landlord will not be given unless: a) the subtenant or assignee assumes the Tenant's obligations under this Lease; and b) Tenant remains liable for all its obligations under this Lease, including extensions or renewals provided for herein. Nor will consent be given if Tenant is in default under this Lease. Tenant shall notify Landlord of the name of each proposed assignee or subtenant and shall provide information to Landlord pursuant to the financial standing of the proposed assignee or subtenant and shall offer to surrender such space to Landlord.

         Landlord reserves the right to require as additional rent, any subtenant or assignee rent which is in excess of the base rent and additional rent then being paid by Tenant pursuant to this Lease, and any other profit or gain realized by Tenant from such assignment or subletting.

         All sums payable hereunder by Tenant shall be paid as additional rent upon receipt by Tenant or upon request by Landlord.

(24)     EMINENT DOMAIN:
         ---------------

         Tenant agrees that if the Leased Premises, or any part thereof, shall be taken or condemned for public or quasi-public use or purpose by any competent authority, Tenant shall have no claim against Landlord and shall not have any claim or right to any portion of the amount that may be awarded as damages or paid as a result of any such condemnation, whether such amount be awarded for diminution in value to the leasehold or to the fee. It is agreed that the full amount of such award, if any, made by the taking authorities shall be paid to and retained by Landlord, free of any claim by Tenant to any portion thereof, and all rights of Tenant to damages therefor, if any, are hereby assigned by Tenant to Landlord, hi the event that all or substantially all of the Leased Premises shall be taken or condemned by any governmental authority, then the term of this Lease shall cease and terminate from the date on which the Tenant is required, by such taking authority, to surrender possession of said Leased Premises and the Tenant shall not have nor make any claim against Landlord for the value of any unexpired term of this Lease, hi the event that a portion of the Leased Premises shall be taken or condemned by any governmental authority, then this Lease shall continue in full force and effect, and rent shall abate in an amount which bears the same ratio to the annual base rent as the value of the floor space taken bears to the value of the total floor space of the Leased Premises. All rentals and other sums payable by Tenant hereunder shall be adjusted to the date on which Tenant is required, by the taking authority, to surrender possession of the Leased Premises or portion of the Leased Premises so taken.

(25)     NOTICES:
         --------

         All notices required or permitted to be given to Tenant under this Lease shall be given to it at 1645 Murfreesboro Pike, Suite J, Nashville, TN 37217. Any such notice to

Landlord under this Lease shall be given to it at 100 E. RiverCenter Boulevard, Suite 1100, Covington, Kentucky 41011-1602. All notices shall be in writing and sent (i) by certified mail, postage prepaid; (ii) by a nationally recognized overnight courier service; or (iii) by personal delivery.

Notice so mailed shall be effective upon the fifth day after its deposit into the mails; one day after being sent by overnight courier; and upon receipt if by personal delivery. Notice given in any other manner shall be effective under this Paragraph (25) only if and when received by the addressee.

(26)     REDELIVERY OF PREMISES:
         -----------------------
Tenant shall, on the expiration of this Lease, deliver up the Leased Premises in as good order and condition as it now is or may be put by Landlord, reasonable use and ordinary wear and tear thereof and damage by fire or other unavoidable casualty, condemnation or appropriation excepted. Tenant shall promptly surrender all keys to the Leased Premises to Landlord.

(27)     DEFAULT: REMEDIES UPON DEFAULT:
         -------------------------------

         (a) If any voluntary or involuntary petition in bankruptcy shall be filed by or against Tenant, or any voluntary or involuntary proceeding in any court shall be instituted to declare Tenant insolvent or unable to pay Tenant's debts, or Tenant makes an assignment for the benefit of its creditors, or a trustee or receiver is appointed for Tenant or for the major part of Tenant's property, then Landlord may forthwith terminate this Lease.

         (b) If Tenant defaults in the prompt payment of rent and such default shall continue for five days after the due date, or if Tenant defaults in the performance or observance of any other provisions of this Lease and such other default shall continue for ten days after notice thereof shall have been given to Tenant or if Tenant abandons the Leased Premises, then Landlord either may terminate Tenant's right to possession without terminating this Lease or may terminate this Lease.

         (c) Upon any termination of this Lease or upon any termination of the Tenant's right to possession without termination of this Lease, the Tenant shall surrender possession and vacate the Leased Premises immediately, and Landlord may enter the Leased Premises in such event with or without process of law and retake possession of the Leased Premises and may expel or remove the Tenant and any others who may be occupying or within the Leased Premises and remove all property therefrom without relinquishing the Landlord's right to rent or any other right given to the Landlord hereunder or by operation of law.

         (d) If the Landlord elects to terminate the Tenant's right to possession only without terminating this Lease, the Landlord may, at its option, enter into the

         Leased Premises, remove the Tenant's signs and other evidences of tenancy, and take and hold possession thereof as provided in Subparagraph (c) without such entry terminating this Lease or releasing the Tenant from the Tenant's obligation to pay the rent for the full term, and in any such case, the Tenant shall pay forthwith to the Landlord a sum equal to the entire amount of the rent specified in Paragraphs (8), (9) and (10) of this Lease for the residue of the stated term plus any other sums then due hereunder. Upon and after entry into possession without termination of this Lease, the Landlord may but need not re-let the Leased Premises or any part thereof for the account of the Tenant for such rent, for such time and upon such terms as the Landlord in its sole discretion shall determine. Landlord shall not be required to accept any tenant offered by the Tenant or to observe any instructions given by the Tenant about such re-letting. In any such case, the Landlord may make repairs, alterations, and additions in or to the Leased Premises and redecorate the same to the extent deemed by the Landlord necessary or desirable, and the Tenant shall, upon demand, pay the cost thereof together with the Landlord's expenses of the re-letting. If the consideration collected by the Landlord upon any such re-letting for the Tenant's account is not sufficient to pay the full amount of unpaid rent reserved in this Lease together with cost of repairs, alterations, additions, redecorating and the Landlord's expenses, the Tenant shall pay to the Landlord the amount of each deficiency upon demand; and if the consideration so collected from any such re-letting is more than sufficient to pay the full amount of the rent reserved herein, together with the costs and expenses of the Landlord, the Landlord at the end of the stated term of this Lease shall account for the surplus to the Tenant.

         (e) Any property which may be removed from the Leased Premises by the Landlord pursuant to the authority of this Lease or of law to which the Tenant is or may be entitled maybe handled, removed, or stored in a commercial warehouse or otherwise by the Landlord at the risk, cost, and expense of the Tenant. Landlord shall in no event be responsible for the value, preservation, or safekeeping thereof. The Tenant shall pay to the Landlord, upon demand, all expenses incurred in such removal and all storage charges against such property. Any such property of Tenant not removed from the Leased Premises or retaken from storage by Tenant within thirty (30) days after the end of the term of this Lease, however terminated, shall be conclusively deemed to have been forever abandoned by Tenant.

         (f) If Tenant violates any of the terms and provisions of this Lease or defaults in any of its obligations hereunder other than the payment of rent or other sums payable hereunder, such violation may be restrained or such obligation enforced by injunction.

         (g) All rights and remedies of Landlord herein enumerated shall be cumulative and none shall exclude any other right or remedy allowed by law.

         (h) Any costs and expenses incurred by Landlord (including, without limitation, reasonable attorney's fees) in enforcing any of its rights or remedies under this Lease shall be deemed to be Additional Rental and shall be repaid to Landlord by Tenant upon demand.

(28)     HOLDING OVER:
         -------------

         Tenant shall pay Landlord for each month, or part thereof, that Tenant retains possession of the Leased Premises or any part thereof after termination or expiration of the term of this Lease 150% of the amount of the monthly rent then required by the terms hereof and also pay all damages sustained by Landlord by reason of such retention; or, if Landlord so elects and if Landlord gives notice to Tenant of Landlord's election thereof, such holding over shall constitute renewal of this Lease for one year, but acceptance by Landlord of rent after such termination shall not constitute a renewal nor waive Landlord's right of re-entry or any other right.

(29)     RIGHTS RESERVED BY LANDLORD:
         ----------------------------

         Landlord shall have the following rights exercisable without notice and without liability to Tenant:

         (a) To change the name or street address of the Building;

         (b) To have pass keys to the Leased Premises;

         (c) To require all persons entering or leaving the Building during such hours as Landlord may from time to time reasonably determine to identify themselves to a watchman by registration or otherwise, and to establish their right to enter or leave, and to exclude or expel any peddler, solicitor or beggar at any time from the Developed Parcel or the Building;

         (d) To approve the weight, size and location of safes, computers, and other heavy articles or equipment in and about the Leased Premises and to require all such items and other office furniture and equipment to be moved in and out of the Building only at such times and in such manner as Landlord shall direct and in all events at Tenant's sole risk and responsibility;

         (e) Landlord may, at its expense, relocate the Tenant's Leased Premises within the Building in order to facilitate leasing of the Building and/or construction and/or alterations of the Building;

         (f) Landlord or its agents shall have the right to enter the Leased Premises at reasonable times for the purpose of inspecting the same, showing the same to prospective purchasers, lenders, or tenants, making such alterations, repairs, improvements or additions to the Leased Premises as Landlord may deem necessary or desirable. Landlord may at any time place on or about the Leased Premises any ordinary "For Sale" signs;

         (g) Within six (6) months prior to the date of the expiration of this Lease, Landlord or its agents shall have the right to enter the Leased Premises at all reasonable times for the purpose of exhibiting the Leased Premises to prospective tenants.

(30)     BROKER'S COMMISSION:
         --------------------

         Tenant represents that it has dealt directly with (and only with), Colliers Turley Martin Tucker as broker in connection with this Lease and that no other broker negotiated or participated in the negotiations of this Lease or submitted or showed the Leased Premises to it or is entitled to any commission in connection therewith. Landlord shall be liable for the payment of any commission due to the broker named in this Paragraph; however, if there is a violation of the representation herein made by Tenant, and any other broker claims a commission from Landlord, Tenant shall indemnify and hold the Landlord harmless from such claim.

(31)     ESTOPPEL CERTIFICATE:
         ---------------------

         (a) Tenant shall at any time upon not less than ten (10) days prior written notice from Landlord execute, acknowledge and deliver to Landlord a statement in writing: (i) certifying that this Lease is unmodified and in full force and effect (or, if modified, stating the nature of such modification and certifying that this Lease as so modified, is in full force and effect) and the date to which rent and other charges are paid in advance, if any, and (ii) acknowledging that there are no uncured defaults on the part of Landlord hereunder, or specifying such defaults if any are claimed. Such statement shall be in a form as Landlord, purchaser or mortgagee shall require. Any such statement may be conclusively relied upon by any prospective purchaser or mortgagee of the Leased Premises.

         (b) Tenant's failure to deliver such statement within ten (10) days shall be a material default under this Lease or, at Landlord's option, Tenant's failure to furnish such statement shall be conclusive upon
         Tenant: (i) that this Lease is in full force and effect, without modification except as may be represented by Landlord, (ii) that there are no uncured defaults in Landlord's performance, and (iii) that not more than one month's rent has been paid in advance or such failure may be considered by Landlord as a default by Tenant under this Lease.

         (c) If requested by any purchaser or mortgagee, Landlord shall execute such statement on behalf of Tenant as Tenant's attorney-in-fact. Tenant does hereby make, constitute and appoint Landlord as Tenant's attorney-in-fact and in Tenant's name, place and stead to execute such statement in accordance with this Paragraph (31).

(32)     LANDLORD'S LIABILITY:
         ---------------------

         (a) The term "Landlord" as used herein shall mean only the owner or owners at the time in question of the fee title. In the event of any transfer of such title, Landlord herein named (and in case of any subsequent transfers, then the grantor) shall be relieved from and after the date of such transfer of all liability as respects Landlord's obligations thereafter to be performed, provided that any funds in the hands of Landlord or the then grantor at the time of such transfer, in which Tenant has an interest, shall be delivered to the grantee. The obligations contained in this Lease to be performed by Landlord shall, subject as aforesaid, be binding on Landlord's successors and assigns, only during their respective periods of ownership.

         (b) Tenant shall look solely to the estate and property of Landlord in the Developed Parcel for the collection of any judgment (or other judicial process) requiring the payment of money by Landlord in the event of any default or breach by Landlord with respect to any of the terms and provisions of this Lease to be kept, observed, and performed by Landlord, subject, however, to the prior rights of any mortgagee of all or any part of the property; no other assets of Landlord shall be subject to levy, execution or other judicial process for the satisfaction of Tenant's claim. Nothing in this Lease shall be construed in any event whatsoever to impose any personal liability upon the trustees, officers or the shareholders of the Landlord, or of the general or limited partners comprising the Landlord, as Landlord herein or otherwise.

(33)     INCORPORATION OF PRIOR AGREEMENTS; AMENDMENTS:
         ----------------------------------------------

         This Lease including any exhibits, schedules or attachments, hereto, contains all agreements of the parties with respect to any matter mentioned herein. No prior agreement or understanding pertaining to any such matter shall be effective. This Lease maybe modified in writing only, signed by the parties in interest at the time of the modification. Except as otherwise stated in this Lease, Tenant hereby acknowledges that neither any cooperating broker on this transaction nor the Landlord or any employees or agents of any of said persons has made any oral or written warranties or representations to Tenant relative to the condition or use by Tenant of said Leased Premises, the Building or the Developed Parcel.

(34)     WAIVERS:
         --------

         (a) No waiver by Landlord of any provision hereof shall be deemed a waiver of any other provision hereof or of any subsequent breach by Tenant of the same or any other provision. Landlord's consent to, or approval of, any act shall not be deemed to render unnecessary the obtaining of Landlord's consent to or approval of any subsequent act by Tenant.

         (b) The acceptance of rent hereunder by Landlord shall not be a waiver of any preceding breach by Tenant of any provision hereof, other than the failure of Tenant to pay the particular rent so accepted, regardless of Landlord's knowledge of such preceding breach at the time of acceptance of such rent.

(35)     SEVERABILITY:
         -------------

         If any provision of this Lease shall at any time be deemed to be invalid or illegal by any court of competent jurisdiction, this Lease shall not be invalidated thereby; and in such event this Lease shall be read and construed as if such invalid or illegal provision had not been contained herein.

(36)     RECORDING:
         ----------

         This Lease shall not be placed of record; however, either Landlord or Tenant shall, upon request of the other, execute, acknowledge and deliver to the other a "short form" memorandum of this Lease for recording purposes.

(37)     CUMULATIVE REMEDIES:
         --------------------

         No remedy or election hereunder shall be deemed exclusive but shall, wherever possible, be cumulative with all other remedies at law or in equity.

(38)     INTEREST ON PAST DUE OBLIGATIONS:
         ---------------------------------

         Any amount owed by Tenant to Landlord which is not paid when due shall bear interest at the rate of fifteen percent (15%) per annum from the due date of such amount. However, interest shall not be payable on late charges to be paid by Tenant under this Lease. The payment of interest on such amounts shall not excuse or cure any default by Tenant under this Lease. If the interest rate specified in this Lease is higher than the rate permitted by law, the interest rate is hereby decreased to the maximum legal interest rate permitted by law.

(39)     BINDING EFFECT:
         ---------------

         Subject to any provisions hereof restricting assignment or subletting by Tenant, this Lease shall be binding upon and inure to the benefit of the parties, their heirs, personal representatives, successors and assigns.

(40)     SUBORDINATION:
         --------------

         (a) The Tenant accepts this Lease subject and subordinate to any ground lease, mortgage, deed of trust, or any other hypothecation or security now or hereafter placed upon the Developed Parcel and to any and all advances made on the security thereof and to all renewals, modifications, consolidations, replacements and extensions thereof. If any mortgagee, shall elect to have this Lease prior to the lien of its mortgage, and shall give written notice thereof to

         Tenant, this Lease shall be deemed prior to such mortgage, whether this Lease is dated prior or subsequent to the date of said mortgage, or the date of recording thereof.

         (b) Although the provisions of Paragraph (40)(a) shall be self operative, Tenant agrees, upon request of Landlord or Landlord's lender, to execute any documents required to effectuate any attornment, a subordination or to make this Lease prior to the lien of any mortgage. Tenant's failure to execute such documents within 10 days after written demand shall constitute a material default by Tenant hereunder, or, at Landlord's option, Landlord shall execute such documents on behalf of Tenant as Tenant's attorney-in-fact.

         (c) Tenant does hereby make, constitute and irrevocably appoint Landlord as Tenant's attorney-in-fact and in Tenant's name, place and stead, to execute such documents in accordance with this Paragraph
         (40).

(41)     AUTHORITY:
         ----------

         If Tenant is a corporation, trust, general or limited partnership, each individual executing this Lease on behalf of such entity represents and warrants that he or she is duly authorized to execute and deliver this Lease on behalf of said entity and shall, at the execution of this Lease, deliver to Landlord evidence of such authority satisfactory to Landlord.

(42)     CONFLICT:
         ---------

         Any conflict between the printed provisions of this Lease and the typewritten or handwritten provisions shall be controlled by the typewritten or handwritten provision (provided each such change is initialed by both parties).

(43)     GOVERNING LAW; FORUM:
         ---------------------

         This Lease is made under and is to be governed by the laws of the State of Tennessee. Any action arising out of this Lease shall be brought only in a court of competent jurisdiction in Davidson County, Tennessee.

(44)     MECHANICS' LIEN:
         ----------------

         In the event Tenant performs any alterations in accordance with Paragraph 17 of this Lease, Tenant will not cause or permit to stand, through any action taken by it, any mechanics', laborer's, materialman's or other lien against the Leased Premises or the Building or improvement thereon in connection with work of any character performed or material furnished to the Leased Premises. Nothing in this Lease may be construed as creating an agency relationship between Landlord and Tenant for purposes of performing alterations, improvements, or repairs. If Tenant in good faith desires to contest the validity or amount of any such lien landlord agrees to cooperate in the institution, defense and maintenance of any such action or proceeding, provided that Tenant will indemnify and hold Landlord harmless for and from any and all expenses, costs and liabilities in connection with any such contest. Any such action or proceeding may be instituted and maintained by Tenant only if and so long as the enforcement of any such lien, by sale or otherwise, will be stayed by reason of such action or proceeding or by bond filed or a monetary deposit paid into court as a part of such action or proceeding. Promptly after the determination of any such contest adverse to the Tenant and prior to the enforcement of any such lien, Tenant will pay and discharge the amount of any such lien, together with any related interest, costs and penalties.

(45)     FINANCIAL STATEMENTS:
         ---------------------

         Within twenty (20) days of written request by Landlord, Tenant will provide Landlord with its most recent financial statement, certified to be true and correct by either Tenant's chief financial officer or an independent certified public accountant; provided, however, Landlord may only share such statements with its mortgagee, ground lessor, prospective mortgagees and ground lessors, purchasers and partners, and attorneys, accountants, and other advisors of Landlord and each of the foregoing.

(46)     JOINT VENTURE:
         --------------

         This Lease may not be deemed or construed to create or establish any relationship of partnership, agency, or joint venture (or any other similar relationship or arrangement) between Landlord and Tenant.

(47)     HAZARDOUS SUBSTANCES:
         ---------------------

         The term "Hazardous Substance" shall be interpreted broadly to include those substances defined as a "hazardous substance", "pollutant" or "contaminant" pursuant to the Compensation Liability Act, 72 U.S.C., 9061 et sec, as amended and regulations thereunder, or any federal, state or local regulation or ordinance; and shall also specifically include without limitation petroleum and petroleum based derivatives, distillates and byproducts, asbestos; and any hazardous waste or other similar material.

         Tenant warrants and represents that it shall not use, store, treat, accumulate or transport Hazardous Substances at, on, to or from the Leased Premises during the Lease Term except de minimus quantities not requiring governmental or other permit to be used in the ordinary conduct of its business and in a manner that complies with all federal, state, and local laws, regulations, and ordinances. Tenant additionally warrants and represents that Tenant's occupancy of the Leased Premises and its activities thereon shall not cause or result in any release, leak, discharge, spill, disposal, or emission of Hazardous Substances at, in, on, from or under the Leased Premises during or following the Lease Term.

         Tenant agrees to indemnify and hold Landlord harmless from any and all claims, damages, fines, judgements, penalties, costs, liabilities, or losses (including, without limitation reasonable sums paid for settlement of claims, attorneys fees, consultant and expert fees) arising during or after the Lease Term from or in connection with the presence of any Hazardous Substances in, on or under the Leased Premises during or after the Lease Term where the presence of such Hazardous Substances is caused by or arises from Tenant's occupancy of the Leased Premises or otherwise from Tenant's activities. Without limitation the foregoing, this Indemnification shall include reasonable costs incurred due to any investigation of the Leased Premises or any clean-up, removal or restoration mandated by a federal, state or local agency or political subdivision with respect to any such Hazardous Substance present on the Leased Premises during the Lease Term. The provisions of this paragraph shall survive the expiration or termination of this Lease.

         Landlord warrants and represents that, to the best of its knowledge, any use, storage, treatment, accumulation, or transportation of Hazardous Substances which has occurred in or on the Developed Parcel prior to the date hereof has been in compliance with the applicable federal, state, or local laws, regulations, and ordinances. Landlord additionally warrants and represents that, to the best of its knowledge, no release, leak, discharge, spill, disposal, or emission of Hazardous Substances has occurred in, or under the Developed Parcel prior to the date hereof.

         Landlord agrees to indemnify and hold the Tenant harmless from any and all claims, damages, fines, judgements, penalties, costs, liabilities, or losses (including without limitation reasonable sums paid for settlement of claims, attorneys' fees, consultant and expert fees) arising during or after the Lease Term from or in connection with the presence of any Hazardous Substance in, or under the Premises prior to the Lease Term. Without limiting the foregoing, this Indemnification shall include reasonable cost incurred due to any investigation of the Premises or any clean-up, removal or restoration mandated by a federal, state or local agency or political subdivision, with respect to any Hazardous Substance present on the Premises prior to the Lease Term other than such as may be caused by or arise out of Tenant's occupancy of the Leased Premises or from Tenant's activities. The provisions of this paragraph shall survive the expiration or termination of this Lease.

(48)     ADDITIONAL EXHIBITS:
         --------------------

         The following exhibits ,are attached hereto and incorporated into this Lease, in addition to previously identified Exhibit "A" (identify additional exhibits by letter and title; if none, please so state):

         Exhibit "B" - Developed Parcel
         Exhibit "C" - Alterations and Improvements
         Exhibit "D" - Annual Base Rent
         Exhibit "E"   - Rules and Regulations

IN WITNESS WHEREOF, Landlord and Tenant have hereunto executed this Lease as of the day and year first above written.

WITNESSES:                    LANDLORD

                              CORPOREX KEY LIMITED PARTNERSHIP NO.8

                              By: Alpha Property Service Co.,
                              its sole general partner

                              By: /s/ Rebecca Rattenmach
                                  ----------------------------------

WITNESSES:                    TENANT
                              CROSS COUNTRY SEMINARS, INC.

                              By: /s/ Franklin Shaffer
                                  ----------------------------------

                                   EXHIBIT "B"

                                DEVELOPED PARCEL

The Developed Parcel consists of 10.57 acres of land and contains four one-story buildings. Off-street parking is provided on the site.









                                                     Initials:
                                                     LANDLORD:  /s/ RR
                                                                ------
                                                     TENANT:  /s/ FS
                                                              ------

                                   EXHIBIT "C"

                          ALTERATIONS AND IMPROVEMENTS

                                  (WORK LETTER)

No promise of Landlord to alter, remodel, improve, repair, decorate, or clean the Leased Premises or any part thereof, and no representation respecting the condition of the Leased Premises, the Building or the Developed Parcel has been made to Tenant by Landlord except as made herein. In the event Landlord has agreed or is required to make any alterations or improvements to the Leased Premises to prepare same for Tenant's occupancy, the same shall be limited to those alterations and improvements which are enumerated and detailed in this Workletter.

Landlord shall paint, install new carpet and rubber base, repair the walls, create a cased opening, replace mini blinds, replace two (2) doors, replace ceiling tiles as needed, and clean and repair existing HVAC in the 1,864 square foot suite previously known as Suite K-2. Such repairs are not to exceed $12,000.00.

* to be adjusted to include repairs in Suite J











                                              Initials:
                                              LANDLORD: /s/ RR
                                                        ------
                                              TENANT:  /s/ FS
                                                       -------

                                   EXHIBIT "D"

                                ANNUAL BASE RENT

The Annual Base Rent for the initial term of this Lease is as follows:

                      ANNUAL                    MONTHLY
YEAR                  BASE RENT                 BASE RENT                 $PSF
----                  --------------------------------------------------------
Lease Year            $81,630.00                $6,802.50                 $9.00

Lease Year 2          $83,897.52                $6,991.46

Lease Year 3          $86,165.04                $7,180.42

Lease Year 4          $88,432.56                $7,369.38                 $9.75

Notwithstanding Paragraph (7)(c) of this Lease, the following periods are defined to be the Lease Years.

Lease Year 1             September 1, 2003     through     August 31, 2004
Lease Year 1             September 1, 2004     through     August 31, 2005
Lease Year 1:            September 1, 2005     through     August 31, 2006
Lease Year               September 1, 2006     through     August 31, 2007

In addition to the monthly installments of Annual Base Rent and Additional Rent, if any, the Tenant agrees to pay to Landlord all applicable sales, use and/or other taxes (whether Federal, State or local), applicable to this Lease.

                                                     Initials:
                                                     LANDLORD: /s/ RR
                                                               ------
                                                     TENANT: /s/ FS
                                                             ------

                                   EXHIBIT "E"

                              RULES AND REGULATIONS

Definitions:
------------

         Wherever in these Rules and Regulations the word "Tenant" is used, it shall be taken to apply to and include Tenant and its agents, employees, invitees, licensees, subtenants, and contractors, and is to be deemed of such number and gender as the circumstances require. The word "Landlord" shall be taken to include the employees and agents of the Landlord.

Construction:
-------------

         The streets, sidewalks, entrances, and other common areas provided by Landlord shall not be obstructed by Tenant, or used by it for any other purpose than for ingress and egress.

Washrooms:
----------

         Restrooms, water-closets and other water apparatus shall not be used for any purpose other than those for which they were constructed.

General Prohibitions and Covenants:
-----------------------------------

         In order to insure proper use and care of the Building, Tenant shall not:

         (a) Allow any sign, advertisement or notice to be fixed to the Building, inside or outside, without Landlord's consent;

         (b) Make improper [noises or disturbances of any kind;

         (c) Mark or defile water-closets, restrooms, walls, windows, doors or any other part of the Building;

         (d) Place anything 'on the outside of the Building, including roof setbacks, window ledges and other projections;

         (e) Cover or obstruct any window;

         (f) Fasten any article, drill holes, drive nails or screws into the Building walls, floors, woodwork, window mullions, or demising partitions without Landlord's consent;

         (g) Interfere with the heating or cooling apparatus;

Rules and Regulations
Page two

         (h) Install any shades, blinds, or awnings without Landlord's consent;

         (i) Install call boxes or any kind of wire in or on the Building without Landlord's consent and direction;

         (j) Change the locks of any doors to the Leased Premises without furnishing Landlord duplicate keys;

         (k) Give its employees or other persons permission to go upon the roof of the Building without Landlord's consent; and no roof or exterior wall penetrations shall be made without consent of Landlord;

         (1) Advertise the business, profession or activities of Tenant in any manner involving the Building name and address which violates the letter or spirit of any code of ethics adopted by any recognized association or organization pertaining thereto or use the name of the Building for any purpose other than that of the business address of the Tenant;

         (m) Carry on or permit to be carried on upon said Leased Premises or any part thereof any immoral or illegal business, gambling, the selling of pools, lotteries or any business that is prohibited by law;

In addition, Tenant agrees that:

         (a) All entrance doors in the Leased Premises shall be left locked when not in use;

         (b) Canvassing, soliciting or peddling in the Building is prohibited and Tenant shall cooperate to prevent the same;

         (c) Freight, furniture, business equipment, merchandise and bulky matter of any description shall be delivered to and removed from the Leased Premises at the sole risk of Tenant.

Business Machines:
------------------

         Business machines and mechanical equipment which cause vibration, noise, cold or heat that may be transmitted to the Building structure or to any other leased space outside Leased Premises shall be placed and maintained by Tenant, at its sole cost and expense, in settings of cork, rubber or spring type vibration eliminators or by other methods acceptable to Landlord, sufficient to absorb and isolate such vibration, noise, cold or heat.

Rules and Regulations
Page three

Rights Reserved by Landlord:

         Without abatement or diminution in rent, Landlord reserves and shall have the right:

         (a) To control and operate the public portions of the Building and the public facilities, as well as facilities furnished for the common use of the tenants, in such manner as it deems best for the benefit of the tenants generally. No tenant shall invite to the Leased Premises, or permit the visit of, persons in such numbers or under such conditions as to interfere with the use and employment of the entrances, corridors, elevators and facilities of the Building by other tenants;

         (b) To refuse admission to the Building outside of ordinary business hours to any person not known to a watchman (if utilized) or not having a pass issued by tenant or not properly identified, and may require all persons admitted to or leaving the Building outside of ordinary business hours to register;

         (c) To install and maintain a sign or signs on the exterior of the Building;

         (d) To approve all sources furnishing Tenant signs;

         (e) To erect, use and maintain pipes and conduits in and through the Leased Premises;

         (f) During the last six (6) months of the Lease Term or any part thereof, if during or prior to that time Tenant vacates the Leased Premises, to decorate, remodel, repair, alter or otherwise prepare the Leased Premises for reletting;

         (g) To constantly have pass keys to the Leased Premises;

         (h) To grant to anyone the exclusive right to conduct any particular business or undertaking in the Building;

         (i) To exhibit the Leased Premises to others and to display "For Rent" signs on the Leased Premises;

         (j) To take any and all measures, including inspections, repairs, alterations, additions and improvements to the Leased Premises or to the Building as may be necessary or desirable in the operation of the Building; and,

Rules and Regulation;
Page four

         (k) To close or temporarily suspend operation of entrances, doors, corridors or other facilities, provided that Landlord shall cause as little inconvenience or annoyance to Tenant as it is reasonably necessary in the circumstances, and shall not do any act which permanently reduces the size of the Leased Premises. Landlord may do any such work during ordinary business hours. If such work is done during other hours at Tenant's request, Tenant shall pay Landlord for overtime and any other expenses incurred.

Landlord may enter upon the Leased Premises and may exercise any or all of the foregoing rights hereby reserved without being deemed guilty of an eviction or disturbance of Tenant's use or possession and without being liable in any manner to Tenant.

Regulation Change:
------------------

Landlord reserves the right to make such other and further reasonable Rules and Regulations or to rescind, alter or waive any rule or regulation, as in the judgement of Landlord, may from time to time be needful for the safety, appearance, care and cleanliness of the Building and for the preservation of good order therein. Landlord shall not be responsible to Tenant for any violation of Rules and Regulations by any other Tenants.

                                                       Initials:

                                                       LANDLORD /s/ RR
                                                                ------
                                                       TENANT: /s/ FS
                                                               -------